SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2025
Segment Reporting [Abstract]
SEGMENT INFORMATION

NOTE 18. SEGMENT INFORMATION
During the fourth quarter of 2025, the Company reorganized our internal reporting and realigned our operating segments following the completed sale of its Sonoma’s Finest cultivation facility and exit of the California market. The change resulted in the identification of two (2) new operating segments consolidated wholesale and consolidated retail with the Chief Executive Officer as the sole Chief Operating Decision Maker (“CODM”). As such, the segment information for prior periods has been recast to conform to current period presentation.

The Company operates in the cultivation, manufacturing, distribution, and sale of cannabis. For evaluating financial performance and allocating resources, the CODM review certain financial information presented on a consolidated basis accompanied by information disaggregated by wholesale and retail customers.

The following table reflects revenues net of discounts, significant expenses, and gross profit by segment for the years ended December 31, 2025 and 2024:

	Year Ended December 31,
($ in thousands)	2025	2024
Wholesale	$387,797	$417,940
Retail	433,078	471,753
Intersegment eliminations	(165,028)	(165,350)
Revenues, net	$655,847	$724,343

Wholesale	$211,492	$237,385
Retail	284,815	287,854
Intersegment eliminations	(165,028)	(165,350)
Total Cost of Goods Sold	$331,279	$359,889

Wholesale	$176,305	$180,555
Retail	148,263	183,899
Intersegment eliminations	—	—
Total Gross Profit	$324,568	$364,454

The Company’s assets are aggregated into two reporting units wholesale and retail which aligns with our operating segments. All revenues are generated from customers in the U.S. and all assets are located in the U.S.